UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES AND EXCHANGE ACT OF 1934

         Date of report (Date of earliest event reported): June 15, 2006

                           GENERAL COMMUNICATION, INC.
             (Exact Name of Registrant as Specified in its Charter)

    Alaska                          0-15279                         92-0072737
---------------               ----------------------               ------------
(State or Other              (Commission File Number)             (IRS Employer
Jurisdiction of                                                   Identification
Incorporation)                                                        Number)

      2550 Denali Street Suite 1000 Anchorage, Alaska                 99503
   -----------------------------------------------------            --------
         (Address of principal executive offices)                  (Zip Code)


       Registrant's telephone number, including area code: (907) 868-5600


                                      NONE
           -----------------------------------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 7 - Regulation FD

Item 7.01 - Regulation FD Disclosure.

General Communication, Inc. (GCI) has hired Greg Chapados as senior vice president for Federal Affairs and Business Development. As part of the GCI team responsible for advocacy in Washington, D.C., Chapados will provide strategic guidance to the company on federal policy issues. He will also be involved with the development of business ventures in local, wireless, and long distance telephone services; cable television; and, Internet and data communications.

                                   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          GENERAL COMMUNICATION, INC.
                                          ---------------------------
                                                  (Registrant)

Date: June 15, 2006


                                          By /s/ John M. Lowber
                                             --------------------------------
                                          Name:  John M. Lowber
                                          Title: Senior Vice President,
                                                 Chief Financial Officer,
                                                 Secretary and Treasurer
                                                 (Principal Financial Officer)

EXHIBIT INDEX

Exhibit No.   Description
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99.1          Press release of General Communication, Inc. dated
              June 15, 2006.